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                                                                    Exhibit 99.2


                                            Contact: Stefanie Elkins
                                                     Ariba, Inc.
                                                     650-930-6200
                                                     investor@ariba.com
                                                     ------------------

                                                     Hilary Spartz
                                                     Agile Software Corporation
                                                     408-975-7847

                                                     Hilary.spartz@agilesoft.com

        ARIBA AND AGILE ANNOUNCE MUTUAL TERMINATION OF MERGER AGREEMENT



MOUNTAIN VIEW, Calif. and SAN JOSE, Calif - April 2, 2001 - Ariba, Inc. (Nasdaq:
ARBA) and Agile Software Corporation (Nasdaq: AGIL) today announced that, due to the challenging economic and market conditions, they have mutually agreed to terminate their proposed merger agreement without payment of any termination fees.

"We are disappointed that adverse economic and market conditions prevent the merger with Agile from proceeding as planned," said Keith Krach, chairman, and chief executive officer of Ariba. "Ariba will continue to focus on extending its leadership position in e-commerce and delivering the applications and network solutions that enable customers to automate their business processes and interactions with trading partners."

"These are clearly difficult economic times. Focusing on customer success in implementing mission-critical systems for key business processes has always served Agile well, in good times or bad. As we go forward from here, we will redouble our efforts in this area," said Bryan Stolle, chairman and chief executive officer of Agile. "Although disappointed in not being able to complete this merger, Agile and Ariba share a leadership position and vision for automating inter-enterprise business processes, and we plan to continue to leverage our strengths and broaden our collaborative manufacturing commerce offerings to provide added value to our customers."

Ariba Conference Call
The company will be holding a conference call today at 2:00 pm PT. The dial-in number is (719) 457-2654. There will be a live web broadcast available on the investor relations web site at www.ariba.com. A replay of this call will be
                               -------------
available at 4:00 PT by dialing (719) 457-0820, passcode 462-927.
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Agile Conference Call
Agile will conduct a conference call for investors and media tomorrow, April 3, 2001 at 2:00 p.m. PST. The dial-in number is 1-888-604-5272. There will be a live web broadcast available on the investor relations website at www.agilesoft.com.
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About Ariba
Ariba, Inc. is the leading business-to-business (B2B) eCommerce platform, provider. Through the Ariba B2B Commerce Platform - an open, end-to-end infrastructure of interoperable software solutions and hosted Web-based commerce services - the company enables efficient online trade, integration and collaboration between B2B marketplaces, buyers, suppliers and commerce service providers. The global reach and best-of-breed functionality of the Ariba B2B Commerce Platform creates Internet-driven economies of scale and process efficiencies for leading companies around the world. Ariba can be contacted in the U.S. at +1.650.930.6200 or at www.ariba.com.
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About Agile
Agile Software Corporation (Nasdaq: AGIL) is a leading supplier of business-to-business collaborative manufacturing commerce solutions. Agile products enable supply chain partners to communicate and collaborate over the Internet about new or changing product content, and then source and procure the required components. At MyAgile.comTM, Agile also provides the dispersed supply chain with mission-critical eServices such as online marketplaces, custom part procurement, wireless access, and components research. Agile customers include Amkor Technologies, Compaq Computer, Dell Computer, Flextronics International, Flow International, GE Medical Systems, International Paper, Juniper Networks, Lucent Technologies, Nvidia, Philips, Sycamore Networks, Texas Instruments, Zhone Technologies, and others. For more information, call 408-975 3900, or visit Agile at www.agilesoft.com.
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NOTE: Ariba and the Ariba logo are registered trademarks of Ariba, Inc. in the
United States and in other countries. Ariba B2B Commerce Platform, Ariba Buyer and Ariba Commerce Services Network are trademarks of Ariba Inc.

Ariba Safe Harbor
Safe Harbor Statement Under the Private Securities Litigation Reform Act 1995:
Information and announcements in this release involve Ariba's expectations, beliefs, hopes, plans, intentions or strategies regarding the future and are forward-looking statements that involve risks and uncertainties. All forward-looking statements included in this release are based upon information available to Ariba as of the date of the release, and we assume no obligation to update any such forward-looking statements. These statements are not guarantees of future performance and actual results could differ materially from our current expectations. Factors that could cause or contribute to such differences include, but are not limited to: delays in development or shipment of new versions of our Ariba B2B Commerce Platform; lack of market acceptance of the Ariba B2B Commerce Platform or other new products or services; inability to continue to
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develop competitive new products and services on a timely basis; introduction of new products or services by major competitors; our ability to attract and retain qualified employees; difficulties in assimilating companies previously acquired, including Tradex, Trading Dynamics, and SupplierMarket.com; inability to expand our operations to support increased growth; the recognition of an increasing portion of revenues at the end of the quarter; declining economic conditions, including a recession; inability to control costs; changes in our pricing or compensation policies; inability to successfully manage a reduction in the company's workforce; and significant fluctuations in our stock price. These and other factors and risks associated with our business are discussed in the Company's Form 10-K filed December 29, 2000 and Form 10-Q filed February 14, 2001.

Agile Safe Harbor
This "Safe Harbor" Statement Under the Private Securities Litigation Reform Act of 1995:

Information in this release that involves Agile's beliefs, hopes, plans, expectations, intentions or strategies regarding the future consists of forward-looking statements that involve risks and uncertainties, which are based upon information available to Agile as of the date of the release, and we assume no obligation to update any such forward-looking statement. These statements are not guarantees of future performance and actual results could differ materially from our current expectations. Factors that could cause or contribute to such differences include, but are not limited to, declining economic conditions including a possible recession, cutbacks by our customers in their purchases of software such as ours, delays and difficulties in introducing new products and upgrades of existing versions of our products; lack of market acceptance of Agile Anywhere(TM) or Agile Buyer or other new products or services; inability to continue timely delivery of competitive new products and services; introduction of new products or services by major competitors; risks related to the Internet on our business and prospects; and our ability to recruit or retain necessary personnel and significant fluctuations in our stock price. These and other factors and risks associated with our business are discussed in the Company's Form 10-K filed July 24, 2000 and Form 10-Q filed on March 12, 2001.

Agile Software, the Agile Software logo, Agile Anywhere, Agile Buyer, Agile NetCCB, and MyAgile.com are trademarks of Agile Software Corporation in the U.S. and/or other countries. All other brand or product names are trademarks and registered trademarks of their respective holders.